UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6540

Name of Fund:  MuniYield Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro,
NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Insured Fund, Inc.


Annual Report
October 31, 2003



MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MuniYield Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse float-ers"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 15.79%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


We maintained a conservative stance throughout the period and focused on enhancing yield and preserving the Fund's net asset value in a highly volatile interest rate environment.


Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the 12-month period, long-term U.S. Treasury bond yields were 5.13%, 15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly
$400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. Less than $90 billion in long-term tax-exempt bonds was underwritten during the period's last three months, a decline of nearly 10% versus the same three months of 2002. This decline in supply helped support the tax-exempt market's recent performance.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield Insured Fund, Inc. had a net annualized yield of 6.17%, based on a year-end per share net asset value of $15.36 and $.948 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.18%, based on a change in per share net asset value from $15.15 to $15.36, and assuming reinvestment of $.948 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +1.88%, based on a change in per share net asset value from $15.57 to $15.36, and assuming reinvestment of $.474 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had average yields of: 1.03% for Series A;
1.03% for Series B; 1.02% for Series C; .92% for Series D; .84% for Series E; .74% for Series F; and .92% for Series G.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

For the year ended October 31, 2003, the Fund's return, based on net asset value, outperformed its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +6.72%. We focused on enhancing the Fund's dividend yield and preserving net asset value in what was a period of elevated volatility. Over the past 12 months, 30-year municipal bond yields moved 53 basis points, yet ended the period at virtually the same level as one year ago.


What changes were made to the portfolio during the period?

Our dominant investment strategy was to purchase premium-coupon bonds maturing in the 20-year-25-year maturity range, with the focus on enhancing the Fund's dividend yield. We also increased the duration of the Fund by replacing our lower-yielding, shorter-maturity derivative position with longer-maturity derivatives that offered a higher yield. To offset the price volatility associated with derivative securities, we made use of hedge positions. We also added some 25-year-30-year bonds to the portfolio to take advantage of the opportunities that accompanied the market volatility. The steepness of the municipal yield curve during the period made it advantageous to extend maturities and capture the incremental yield the longer maturities had to offer. Our view was that these bonds offered the best balance of risk and reward at the time of purchase.

In terms of leverage, the Fund's borrowing costs remained between ..75% and 1.25% during the fiscal year. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

Given the expected pickup in economic growth, which could be greater than initially anticipated, and the fact that the U.S. Treasury is expected to bring more than $100 billion in new financing in the fourth quarter, we have become more cautious toward the market. We anticipate that interest rates will move higher in the near term. Amidst these conditions, we have shifted to a more defensive stance. This involved raising our cash levels and increasing our hedge position to bring the duration of the Fund to a lower level. We believe that investment opportunities will present themselves at the end of the calendar year as municipalities rush to market with new transactions before the conclusion of their fiscal year.

We believe the Fund's dual strategy of seeking to enhance portfolio yield and reduce net asset value volatility remains a prudent approach in the near term as we continue to monitor economic conditions.


William R. Bock
Vice President and Portfolio Manager


November 12, 2003



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
Alaska--1.7%      AAA      Aaa      $ 3,695  Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)                 $    4,303
                  AAA      Aaa        6,185  Alaska State Housing Finance Corporation, Mortgage Revenue
                                             Bonds, AMT, Series C, 6% due 12/01/2031 (i)                              6,433
                  AAA      Aaa        5,145  Alaska State Housing Finance Corporation, Revenue Refunding Bonds,
                                             RITR, Series 2, 10.27% due 12/01/2024 (d)(i)(k)(m)                       5,509

Arizona--0.2%     NR*      Aaa        2,000  Arizona Tourism and Sports Authority, Tax Revenue Bonds
                                             (Multi-Purpose Stadium Facility), Series A, 5.375% due
                                             7/01/2023 (i)                                                            2,121

California--      AAA      Aaa        8,300  California Infrastructure and Economic Development Bank, Bay
32.6%                                        Area Toll Bridges Revenue Bonds, First Lien, Series A, 5% due
                                             7/01/2025 (c)                                                            8,401
                  AAA      Aaa       16,500  California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (i)       17,623
                                             California State Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A:
                  AAA      Aaa       10,000     5.25% due 5/01/2020 (i)                                              10,670
                  BBB+     A3         3,675     5.375% due 5/01/2021                                                  3,785
                  AAA      Aaa       10,010     5.375% due 5/01/2022 (i)                                             10,586
                  AAA      Aaa       10,000  California State, GO, Refunding, 6% due 4/01/2017 (a)                   11,832
                  BBB      Aaa        5,000  California State, GO, Refunding, RIB, Series 471X, 9.67% due
                                             9/01/2024 (i)(k)                                                         5,480
                                             California State, Various Purpose, GO:
                  BBB      A3        10,000     5.25% due 11/01/2029                                                  9,888
                  BBB      A3        10,000     5.50% due 11/01/2033                                                 10,146
                  A-       A3         7,740  California Statewide Communities Development Authority, Health
                                             Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                             due 10/01/2023                                                           8,184
                  NR*      Aaa        5,000  Foothill-De Anza, California, Community College District, GO, RIB,
                                             Series 473X, 10.72% due 8/01/2030 (i)(k)                                 6,950
                  AAA      Aaa        4,000  Garden Grove, California, Community Development Agency, Tax
                                             Allocation Refunding Bonds (Garden Grove Community Project), 5%
                                             due 10/01/2025 (a)                                                       4,040
                                             Golden State Tobacco Securitization Corporation of California,
                                             Tobacco Settlement Revenue Bonds:
                  BBB      Baa2       3,000     Series A-2, 7.90% due 6/01/2042                                       3,087
                  BBB      Baa2       2,200     Series A-3, 7.875% due 6/01/2042                                      2,260
                  BBB      Baa2      11,100     Series A-4, 7.80% due 6/01/2042                                      11,346
                  BBB-     Baa1      27,500     Series B, 5.50% due 6/01/2033                                        26,640
                  AAA      Aaa       34,525     Series B, 5% due 6/01/2038 (a)                                       33,965
                  AAA      NR*       11,245  Los Angeles, California, Community College District, DRIVERS,
                                             Series 216, 9.645% due 8/01/2018 (i)(k)                                 13,605
                  AAA      Aaa        4,000  Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                             AMT, Series RI-7, 10.945% due 11/01/2026 (i)(k)                          4,954
                  AAA      NR*        6,265  Los Angeles, California, Unified School District, GO, DRIVERS,
                                             Series 261, 9.44% due 7/01/2022 (c)(k)                                   7,056
                  AAA      Aaa        4,000  Los Angeles, California, Wastewater System Revenue Refunding
                                             Bonds, Series A, 6% due 6/01/2021 (c)                                    4,707
                                             Los Angeles, California, Water and Power Revenue Bonds
                                             (Power System), Series B (g):
                  AAA      Aaa        3,365     5% due 7/01/2023                                                      3,435
                  AAA      Aaa        6,000     5% due 7/01/2025                                                      6,073
                  AAA      Aaa        3,315  North Orange County, California, Community College District, GO,
                                             Series A, 5% due 8/01/2023 (i)                                           3,384
                  AAA      Aaa       14,000  Orange County, California, Sanitation District, COP, 5% due
                                             2/01/2033 (c)                                                           14,053
                  AAA      Aaa        9,465  Port Oakland, California, Revenue Refunding Bonds, AMT,
                                             Series L, 5.375% due 11/01/2027 (c)                                      9,724
                  NR*      Aaa        6,000  Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 10.099% due 11/01/2021 (c)(k)                         6,671



Portfolio Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
California                                   Sacramento, California, Municipal Utility District, Electric
(concluded)                                  Revenue Bonds, Series I (I):
                  AAA      Aaa      $   220     6% due 1/01/2004 (j)                                             $      226
                  AAA      Aaa          445     6% due 1/01/2024                                                        457
                                             San Diego, California, Unified School District, Election 1998, GO:
                  AAA      Aaa        3,945     Series D, 5.25% due 7/01/2022 (c)                                     4,170
                  AAA      Aaa        1,280     Series D, 5.25% due 7/01/2024 (c)                                     1,338
                  AAA      Aaa        1,100     Series E, 5% due 7/01/2026 (g)                                        1,112
                  AAA      Aaa        2,170     Series E, 5% due 7/01/2028 (g)                                        2,190
                  AAA      Aaa        6,000  San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                             6.60% due 5/01/2024 (a)                                                  6,277
                  AAA      Aaa        5,000  San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (g)                            5,406
                  AAA      Aaa        7,660  San Francisco, California, City and County Public Utilities
                                             Commission, Water Revenue Refunding Bonds, Series A, 5% due
                                             11/01/2027 (i)                                                           7,732
                  AAA      Aaa        6,895  San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project), 5.60% due
                                             8/01/2019 (i)                                                            7,636
                  AAA      Aaa        3,000  Santa Clara, California, Subordinated Electric Revenue Bonds,
                                             Series A, 5% due 7/01/2025 (i)                                           3,037
                  AAA      Aaa        3,000  Santa Rosa, California, Wastewater Revenue Refunding Bonds,
                                             Series A, 5.25% due 9/01/2016 (c)                                        3,326
                  AAA      Aaa        3,750  University of California General Revenue Refunding Bonds,
                                             Series A, 5% due 5/15/2024 (a)                                           3,804
                                             West Basin, California, Municipal Water District Revenue Refunding
                                             Bonds, COP, Series A (I):
                  AAA      Aaa        2,500     5% due 8/01/2024                                                      2,536
                  AAA      Aaa        3,000     5% due 8/01/2027                                                      3,030

Colorado--0.8%    AA       NR*        3,410  Boulder County, Colorado, Hospital Development Revenue Bonds
                                             (Longmont United Hospital Project), 6% due 12/01/2030 (f)                3,720
                  A1       VMIG1++    4,000  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                             VRDN, 1.10% due 5/01/2013 (a)(h)                                         4,000

Connecticut--     AAA      Aaa        5,730  Connecticut State HFA Revenue Bonds (Housing Mortgage Finance
0.6%                                         Program), AMT, Sub-Series A-2, 5.50% due 11/15/2022                      5,948

District of       AAA      Aaa        5,000  Metropolitan Washington, D.C. Airports Authority, Airport System
Columbia--0.5%                               Revenue Refunding Bonds, AMT, Series A, 5% due 10/01/2033 (c)            4,961

Florida--3.0%     NR*      Aaa        3,500  Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                             due 7/01/2020 (a)                                                        3,701
                  AAA      Aaa       10,750  Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami
                                             International Airport), AMT, 5.375% due 10/01/2025 (c)                  11,076
                                             Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds:
                  A        A3         5,000     (Adventist Health System), 5.625% due 11/15/2032                      5,072
                  A-       A2         2,000     (Orlando Regional Healthcare), 5.75% due 12/01/2032                   2,041
                                             Palm Coast, Florida, Utility System Revenue Bonds (I):
                  AAA      Aaa        1,000     5% due 10/01/2023                                                     1,020
                  AAA      Aaa        1,000     5% due 10/01/2024                                                     1,016
                  AAA      Aaa        5,000     5% due 10/01/2033                                                     5,047

Georgia--0.7%     AAA      Aaa        6,765  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                             Series EE, 6.40% due 1/01/2023 (a)                                       6,952

Hawaii--1.6%      AAA      Aaa        2,000  Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)                     2,154
                  AAA      Aaa       12,845  Honolulu, Hawaii, City and County GO, Refunding, Series A, 5.25%
                                             due 3/01/2028 (i)                                                       13,273

Illinois--10.9%   AAA      Aaa       10,000  Chicago, Illinois, GO, Series C, 5% due 1/01/2035 (i)                    9,973
                  AAA      Aaa        2,350  Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                             6.25% due 1/01/2024 (i)                                                  2,416
                  AAA      Aaa       10,000  Chicago, Illinois, O'Hare International Airport, General Airport
                                             Revenue Bonds, Third Lien, AMT, Series B-2, 5.25% due 1/01/2027 (i)     10,165
                  AAA      Aaa       13,400  Chicago, Illinois, O'Hare International Airport, General Airport
                                             Revenue Refunding Bonds, Third Lien, AMT, Series C-2, 5.25% due
                                             1/01/2030 (g)                                                           13,599
                                             Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                             DRIVERS, AMT (k):
                  AAA      NR*        5,790     Series 212, 10.331% due 1/01/2016 (a)                                 6,664
                  AAA      NR*       13,115     Series 368, 10.57% due 7/01/2011 (i)                                 15,600
                  AAA      NR*        7,500     Series 369, 10.58% due 7/01/2011 (e)                                  8,783



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
Illinois          AAA      Aaa      $ 4,775  Chicago, Illinois, Public Building Commission, Building Revenue
(concluded)                                  Bonds (Chicago Transit Authority), 5.25% due 3/01/2023 (a)          $    4,968
                  AAA      Aaa        2,000  Chicago, Illinois, Water Revenue Bonds, Senior Lien, 5.50% due
                                             11/01/2018 (a)                                                           2,196
                  A1+      VMIG1++    6,500  Illinois Health Facilities Authority, Revenue Refunding Bonds
                                             (Resurrection Health Care), VRDN, Series A, 1.15% due
                                             5/15/2029 (g)(h)                                                         6,500
                  AAA      Aaa       10,000  Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)               11,010
                  NR*      Aa3        2,000  Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016             2,307
                  NR*      Aaa        6,035  McLean and Woodford Counties, Illinois, Community Unit, School
                                             District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)            7,135
                  AAA      NR*        2,400  Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                             State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.13%
                                             due 6/15/2023 (i)(k)                                                     2,875

Indiana--2.3%     AAA      Aaa        2,400  Indiana State Vocational Technical College, Building Facilities
                                             Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                             1/01/2005 (a)(j)                                                         2,595
                  AAA      Aaa       11,805  Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                             Series A, 5% due 6/01/2024 (g)                                          11,921
                  AAA      Aaa        7,000  Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                             Bonds (Waterworks Project), Series A, 5.125% due 7/01/2027 (i)           7,114

Kansas--2.5%      AAA      Aaa       20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (i)                                  21,164
                  A-       NR*        2,900  University of Kansas, Hospital Authority, Health Facilities
                                             Revenue Bonds (Kansas University Health System), 5.625% due
                                             9/01/2032                                                                2,968

Kentucky--0.4%    A1       VMIG1++    4,025  Kentucky Economic Development Finance Authority, Hospital
                                             Facilities Revenue Refunding Bonds (Baptist Healthcare), VRDN,
                                             Series C, 1.10% due 8/15/2031 (h)(i)                                     4,025

Louisiana--2.0%   AAA      Aaa        2,250  Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority Revenue Bonds (Capital Projects and Equipment
                                             Acquisition), Series A, 6.30% due 7/01/2030 (a)                          2,666
                  AAA      Aaa       15,700  New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                             Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                      16,223

Maryland--0.3%    NR*      Aa2        2,085  Maryland State Community Development Administration, M/F Housing
                                             Revenue Refunding Bonds (Department of Housing and Community
                                             Development), Series C, 6.65% due 5/15/2025 (d)(l)                       2,140
                  NR*      Aa2          695  Maryland State Community Development Administration, S/F Revenue
                                             Refunding Bonds (Department of Housing and Community Development),
                                             AMT, Second Series, 6.55% due 4/01/2026                                    720

Massachusetts--   AA-      Aaa        5,000  Massachusetts State, GO, RIB, Series 699X, 9.72% due 3/01/2020 (g)(k)    6,302
0.9%              AAA      Aaa        2,500  Massachusetts State, HFA, Housing Development Revenue Refunding
                                             Bonds, Series B, 5.40% due 12/01/2028 (i)                                2,563

Michigan--2.2%                               Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                             Bonds (Detroit Edison) Company Project), AMT (e):
                  AAA      Aaa        8,000     Series A, 5.50% due 6/01/2030                                         8,262
                  AAA      Aaa        5,000     Series C, 5.65% due 9/01/2029                                         5,205
                  NR*      VMIG1++    2,200  Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                             Project), VRDN, 1.10% due 4/15/2018 (a)(h)                               2,200
                  AAA      Aaa        5,000  Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                             AMT, Series CC, 6.55% due 6/01/2024 (i)                                  5,122

Minnesota--2.5%                              Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds (c):
                  AAA      Aaa        6,275     AMT, Series B, 6% due 1/01/2018                                       6,807
                  AAA      Aaa       10,000     Series A, 5.90% due 1/01/2029                                        10,996
                  AAA      Aaa        2,500     Sub-Series C, 5.50% due 1/01/2016                                     2,761
                  AAA      Aaa        2,500     Sub-Series C, 5.50% due 1/01/2017                                     2,749
                  AA+      Aa1          855  Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                             6.70% due 7/01/2020                                                        874

Missouri--0.3%    AAA      Aaa        2,800  Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                             Program), Series A, 5.625% due 7/01/2019 (i)                             3,098

Nevada--9.2%                                 Clark County, Neveda, School District, GO:
                  AAA      Aaa       15,000     6% due 6/15/2006 (c)(j)                                              16,834
                  AAA      Aaa       10,830     Series A, 5.50% due 6/15/2018 (i)                                    11,932
                  AAA      Aaa        5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Project),
                                             6.55% due 10/01/2013 (a)                                                 5,217
                  AAA      Aaa        3,000  Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                             6% due 7/01/2019 (a)                                                     3,419
                  AAA      Aaa       20,375  Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50%
                                             due 11/01/2025 (c)                                                      21,529
                  AAA      Aaa        3,130  Reno, Nevada, Capital Improvement Revenue Bonds, 5.50% due
                                             6/01/2019 (c)                                                            3,392



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
Nevada                                       Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
(concluded)                                  Pacific Power Company), AMT:
                  AAA      Aaa      $15,000     6.65% due 12/01/2017 (a)                                         $   15,293
                  AAA      Aaa        5,000     6.55% due 9/01/2020 (i)                                               5,206
                  AAA      Aaa        5,000  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                     5,230

New Hampshire--   BBB+     Baa1       2,900  New Hampshire Health and Education Facilities Authority, Revenue
0.3%                                         Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022        2,880

New Jersey--      AAA      Aaa        6,600  New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
2.1%                                         Water), AMT, Series B, 5.125% due 4/01/2022 (a)                          6,715
                  NR*      Aaa        8,000  Port Authority of New York and New Jersey, Special Obligation
                                             Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                             Series 353, 11.143% due 12/01/2014 (i)(k)                               10,167
                  BBB      Baa2       3,380  Tobacco Settlement Financing Corporation of New Jersey,
                                             Asset-Backed Revenue Refunding Bonds, 6% due 6/01/2037                   2,768

New Mexico--0.4%  NR*      A2         1,635  New Mexico Educational Assistance Foundation, Student Loan
                                             Revenue Refunding Bonds (Student Loan Program), AMT, First
                                             Sub-Series A-2, 6.65% due 11/01/2025                                     1,637
                  AAA      NR*        1,520  New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds,
                                             AMT, Series C-2, 6.95% due 9/01/2031 (l)(m)                              1,642

New York--7.9%    AAA      Aaa       12,500  Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Refunding Bonds, Series B, 5.125% due
                                             7/01/2024 (a)(b)                                                        12,945
                  AAA      Aaa        8,740  Metropolitan Transportation Authority, New York, Transit
                                             Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                             7/01/2026 (b)(c)                                                         8,739
                  AAA      Aaa       25,830  New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series FR-6, 9.995%
                                             due 6/15/2026 (i)(k)                                                    30,921
                  A        Aaa        5,920  New York City, New York, GO, RIB, Series 394, 10.472% due
                                             8/01/2016 (i)(k)                                                         7,649
                  A        A2         5,000  New York City, New York, GO, Series J, 5.50% due 6/01/2020               5,321
                  AAA      Aaa       10,000  Triborough Bridge and Tunnel Authority, New York, Revenue
                                             Refunding Bonds, 5% due 11/15/2032 (i)                                  10,079

North Dakota--    AAA      Aaa        2,500  Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.7%                                         (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)              2,684
                  NR*      Aa2        4,070  North Dakota State Housing Finance Agency, Home Mortgage Revenue
                                             Refunding Bonds (Housing Finance Program), AMT, Series A, 6.40%
                                             due 7/01/2020                                                            4,305

Ohio--4.4%                                   Cincinnati, Ohio, City School District, Classroom Facilities
                                             Construction and Improvement, GO (g):
                  AAA      Aaa       11,000     5% due 12/01/2024                                                    11,174
                  AAA      Aaa        8,300     5% due 12/01/2031                                                     8,372
                  AAA      Aaa       16,975  Franklin County, Ohio, Hospital Revenue Refunding Bonds (OhioHealth
                                             Corporation), Series C, 5% due 5/15/2033 (i)                            17,128
                  AAA      Aaa        5,000  Plain, Ohio, Local School District, GO, 5% due 12/01/2030 (c)            5,057

Oklahoma--2.0%                               Oklahoma State Industries Authority, Revenue Refunding Bonds (I):
                  AAA      Aaa       15,000     (Health System--Obligation Group), Series A, 5.75% due 8/15/2029     16,008
                  A1+      VMIG1++    3,300     (Integris Baptist), VRDN, Series B, 1.10% due 8/15/2029 (h)           3,300

Oregon--2.3%                                 Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School
                                             District Number 10JT, GO (g):
                  AAA      Aaa        2,625     5.50% due 6/15/2016                                                   2,918
                  AAA      Aaa        2,525     5.50% due 6/15/2017                                                   2,794
                  AAA      Aaa        3,035     5.50% due 6/15/2018                                                   3,344
                  AAA      Aaa        3,140  Oregon State Department of Administrative Services, COP, Series A,
                                             6.25% due 5/01/2010 (a)(j)                                               3,771
                  NR*      Aaa        7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                             10.09% due 8/01/2020 (c)(k)                                              9,326

Pennsylvania--                               Pennsylvania State Public School Building Authority, School Lease
3.7%                                         Revenue Bonds (The School District of Philadelphia Project) (g):
                  AAA      Aaa        3,650     5% due 6/01/2029                                                      3,680
                  AAA      Aaa       10,000     5% due 6/01/2033                                                     10,060
                  AAA      Aaa       10,000  Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                             Bonds, Sub-Series B, 5% due 12/01/2031 (i)                              10,086
                  AAA      Aaa        5,175  Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                             due 8/01/2021 (c)                                                        5,647
                  A-       NR*        5,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health Issue), Series B, 1% due 12/01/2031                5,440



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
Rhode Island--    BBB      Baa2     $ 6,940  Tobacco Settlement Financing Corporation of Rhode Island,
0.6%                                         Revenue Bonds, Series A, 6.25% due 6/01/2042                        $    5,813

South Carolina--  NR*      A1         4,200  Spartanburg County, South Carolina, Solid Waste Disposal
0.5%                                         Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024        4,512

Tennessee--4.6%   NR*      VMIG1++   13,300  Blount County, Tennessee, Public Building Authority, Local
                                             Government Public Improvement Revenue Bonds, VRDN, Series A3A,
                                             1.14% due 6/01/2026 (a)(h)                                              13,300
                                             Sevier County, Tennessee, Public Building Authority Revenue
                                             Bonds, Local Government Public Improvement IV-I, VRDN (g)(h):
                  NR*      VMIG1++   11,500     Series 1, 1.14% due 6/01/2023                                        11,500
                  NR*      VMIG1++    3,000     Series B-6, 1.14% due 6/01/2020                                       3,000
                  NR*      VMIG1++    4,200     Series B-12, 1.14% due 6/01/2020                                      4,200
                                             Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C:
                  AA       Aa2        1,795     6.05% due 7/01/2012                                                   1,898
                  AA       Aa2        2,250     6.15% due 7/01/2014                                                   2,369
                                             Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series A (g):
                  AAA      Aaa        4,135     5.25% due 7/01/2022                                                   4,232
                  AAA      Aaa        2,930     5.35% due 1/01/2026                                                   2,992

Texas--17.9%      A+       Aa3        9,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                             5.75% due 1/01/2032                                                      9,407
                  A1+      VMIG1++    2,900  Bell County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                             Series 2001-2, 1.10% due 8/15/2031 (h)(i)                                2,900
                  AAA      Aaa        1,880  Bexar, Texas, Metropolitan Water District, Waterworks System
                                             Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                         2,035
                  AAA      Aaa        7,000  Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                             Light and Power), Series A, 6.70% due 3/01/2017 (a)                      7,183
                  AAA      NR*       10,000  Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                             DRIVERS, AMT, Series 353, 9.59% due 5/01/2011 (i)(k)                    10,700
                  AAA      NR*        6,750  Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                             Bonds, DRIVERS, AMT, Series 336Z, 9.84% due 11/01/2026 (c)(k)            7,308
                                             Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                             Bonds, Senior Lien, Series G (I):
                  AAA      Aaa        1,665     5.75% due 11/15/2019                                                  1,862
                  AAA      Aaa        3,500     5.75% due 11/15/2020                                                  3,893
                  AAA      Aaa       10,000     5.25% due 11/15/2030                                                 10,264
                  A1+      VMIG1++    6,890  Harris County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1,
                                             1.15% due 10/01/2029 (h)(i)                                              6,890
                                             Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                             Senior Lien (g):
                  AAA      Aaa        9,000     5.375% due 8/15/2023                                                  9,492
                  AAA      Aaa       10,000     5% due 8/15/2030                                                     10,056
                                             Houston, Texas, Airport System Revenue Refunding Bonds (g):
                  NR*      Aaa       15,000     RIB, Series 845X, 9.98% due 7/01/2030 (k)                            16,646
                  AAA      Aaa        9,500     Sub-Lien, AMT, Series A, 5.70% due 7/01/2030                          9,899
                  AAA      Aaa        4,500  Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                             Junior Lien, Series A, 5.50% due 12/01/2017 (g)                          4,970
                  AAA      Aaa       11,795  Matagorda County, Texas, Navigation District Number 1, Revenue
                                             Refunding Bonds (Houston Light and Power Company), Series A,
                                             6.70% due 3/01/2027 (a)                                                 11,962
                  AAA      Aaa        4,975  Texas State Department of Housing and Community Affairs,
                                             S/F Mortgage Revenue Bonds, AMT, Series A, 5.45% due
                                             9/01/2023 (f)(i)                                                         5,084
                  AAA      Aaa        9,500  Texas State Turnpike Authority, Central Texas Turnpike System
                                             Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)            10,039
                  AAA      Aaa        4,000  Texas Technical University, Financing System Revenue Bonds,
                                             Seventh Series, 5.50% due 8/15/2019 (i)                                  4,329
                  AAA      Aaa       10,000  Travis County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds, RITR, Series 4, 10.273% due
                                             11/15/2024 (a)(k)                                                       13,625
                  AAA      Aaa       11,240  University of Houston, Texas, University Revenue Bonds, 5.50%
                                             due 2/15/2030 (i)                                                       11,852



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
Utah--2.2%        A1       VMIG1++  $16,700  Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                             1.10% due 11/01/2024 (a)(h)                                         $   16,700
                  AAA      Aaa        4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (c)                                                4,096

Vermont--0.2%     AAA      Aaa        1,710  Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                             due 11/01/2019 (g)                                                       1,809

Virginia--0.6%    AAA      Aaa        2,500  Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                             Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625%
                                             due 6/01/2028 (a)                                                        2,646
                  AAA      Aaa        2,505  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                             Sub-Series J-1, 5.20% due 7/01/2019 (i)                                  2,588

Washington--18.8% AAA      Aaa        3,030  Chelan County, Washington, Public Utility District Number 001,
                                             Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                             5.45% due 7/01/2037 (a)                                                  3,095
                                             Chelan County, Washington, Public Utility District Number 001,
                                             Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT (I):
                  AAA      Aaa        6,595     Series B, 6.35% due 7/01/2026                                         7,483
                  AAA      Aaa        6,000     Series C, 5.65% due 7/01/2032                                         6,276
                                             Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                             (Columbia Generating), Series B (g):
                  AAA      Aaa        3,400     5.35% due 7/01/2018                                                   3,650
                  AAA      Aaa        4,625     6% due 7/01/2018                                                      5,246
                                             Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                             (Project Number 1) (I):
                  AAA      Aaa       10,000     Series A, 5.75% due 7/01/2017                                        11,162
                  AAA      Aaa       10,000     Series B, 6% due 7/01/2017                                           11,381
                                             Port Seattle, Washington, Revenue Bonds, Series A:
                  AAA      Aaa        3,500     5.50% due 2/01/2026 (i)                                               3,675
                  AAA      Aaa        3,450     Sub-Lien, 5% due 9/01/2024 (c)                                        3,472
                                             Port Seattle, Washington, Revenue Refunding Bonds (I):
                  AAA      Aaa        7,500     Series A, 5% due 7/01/2033                                            7,517
                  AAA      Aaa       19,565     Series B, AMT, 5.20% due 7/01/2029                                   19,759
                  AAA      Aaa       10,000  Radford Court Properties, Washington, Student Housing Revenue
                                             Bonds, 5.75% due 6/01/2032 (i)                                          10,829
                  AAA      Aaa        9,250  Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                             due 10/01/2024 (i)                                                      10,186
                                             Snohomish County, Washington, Public Utility District Number 001,
                                             Electric Revenue Bonds:
                  AAA      Aaa        1,500     5.50% due 12/01/2023 (g)                                              1,599
                  AAA      Aaa        5,000     (Generation System), AMT, Series B, 5.80% due 1/01/2024 (i)           5,132
                  AAA      NR*        3,750  Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                             Series 512X, 10.16% due 1/01/2017 (g)(k)                                 4,614
                                             Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
                                             Series B (a):
                  AAA      Aaa        1,455     5.50% due 12/01/2007 (j)                                              1,668
                  AAA      Aaa        7,250     5.50% due 12/01/2019                                                  7,882
                  NR*      Aaa        7,965  Washington State, GO, RIB, Series 390, 10.61% due 1/01/2017 (g)(k)      10,137
                  AAA      Aaa        3,000  Washington State, GO, Series A, 5% due 7/01/2028 (c)                     3,019
                  AAA      Aaa        7,000  Washington State Health Care Facilities Authority Revenue Bonds
                                             (Providence Health System), Series A, 5.25% due 10/01/2021 (i)           7,200
                  AAA      Aaa       12,385  Washington State, Motor Vehicle Fuel Tax GO, Series B, 5% due
                                             7/01/2028 (c)                                                           12,463
                  AAA      Aaa       20,000  Washington State, Various Purpose, GO, Series A, 5.625% due
                                             7/01/2025 (i)                                                           21,311

West Virginia--   AAA      Aaa        4,425  Harrison County, West Virginia, County Commission for Solid Waste
0.7%                                         Disposal Revenue Bonds (Monongahela Power), AMT, Series C, 6.75%
                                             due 8/01/2024 (a)                                                        4,691
                  AAA      Aaa        2,100  West Virginia State Water Development Authority, Water Development
                                             Revenue Refunding Bonds (Loan Program), Series A-1, 5% due
                                             11/01/2026 (a)                                                           2,120

Wisconsin--2.1%   BBB      Baa2       2,375  Badger, Wisconsin, Tobacco Asset Securitization Corporation,
                                             Asset-Backed Revenue Bonds, 6.375% due 6/01/2032                         2,062
                                             Wisconsin Public Power Inc., Power Supply System Revenue Bonds (I):
                  AAA      NR*        6,840     DRIVERS, Series 285, 10.12% due 7/01/2023 (k)                         8,574
                  AAA      Aaa        5,000     Series A, 6% due 7/01/2006 (j)                                        5,666
                  BBB+     NR*        3,395  Wisconsin State Health and Educational Facilities Authority
                                             Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                    3,400

                                             Total Municipal Bonds (Cost--$1,328,259)--147.2%                     1,403,764



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                                      Shares
                                       Held  Short-Term Securities                                                  Value
                                        131  Merrill Lynch Institutional Tax-Exempt Fund++++                     $      131

                                             Total Short-Term Securities (Cost--$131)--0.0%                             131

                  Total Investments (Cost--$1,328,390)--147.2%                                                    1,403,895
                  Unrealized Depreciation on Forward Interest Rate Swaps**--(0.1%)                                    (591)
                  Liabilities in Excess of Other Assets--(1.0%)                                                     (9,600)
                  Preferred Stock, at Redemption Value--(46.1%)                                                   (440,042)
                                                                                                                 ----------
                  Net Assets Applicable to Common Stock--100.0%                                                  $  953,662
                                                                                                                 ==========

(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)FHA Insured.

(e)XL Capital Insured.

(f)Radian Insured.

(g)FSA Insured.

(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(i)MBIA Insured.

(j)Prerefunded.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(l)GNMA Collateralized.

(m)FNMA Collateralized.

++Highest short-term rating by Moody's Investors Service, Inc.

++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                               (in Thousands)
                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                      (42,015)          $183


+++Ratings of issues shown are unaudited.

*Not Rated.

**Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                               (in Thousands)
                                                   Unrealized
                                     Notional   Appreciation/
                                      Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.285%

Broker, J.P. Morgan Chase Bank
Expires January 2024                  $42,000        $   (78)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.378%

Broker, J.P. Morgan Chase Bank
Expires January 2024                  $55,000           (549)

Receive a variable rate equal to
3-Month USD LIBOR and pay a
fixed rate of 4.725%

Broker, J.P. Morgan Chase Bank
Expires January 2014                  $40,000             235

Receive a variable rate equal to
3-Month USD LIBOR and pay a
fixed rate of 4.913%

Broker, Morgan Stanley Capital
Services Inc.
Expires February 2014                 $25,000           (199)
                                                     --------
Total                                                $  (591)
                                                     ========

See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003


Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$1,328,390,449)                                      $ 1,403,895,496
               Cash                                                                                                  94,566
               Receivables:
                 Securities sold                                                          $    29,390,840
                 Interest                                                                      23,560,385
                 Dividends from affiliates                                                              3        52,951,228
                                                                                          ---------------
               Prepaid expenses and other assets                                                                     13,324
                                                                                                            ---------------
               Total assets                                                                                   1,456,954,614
                                                                                                            ---------------

Liabilities

               Unrealized depreciation on forward interest rate swaps                                               591,154
               Payables:
                 Securities purchased                                                          61,090,041
                 Dividends to Common Stock shareholders                                           686,442
                 Investment adviser                                                               665,200
                 Swaps                                                                            102,000
                 Other affiliates                                                                   9,884        62,553,567
                                                                                          ---------------
               Accrued expenses                                                                                     105,929
                                                                                                            ---------------
               Total liabilities                                                                                 63,250,650
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,200 Series A Shares, 2,200 Series B Shares, 2,200 Series C Shares,
               2,200 Series D Shares, 4,000 Series E Shares, 2,400 Series F Shares
               and 2,400 Series G Shares of AMPS* issued and outstanding at $25,000
               per share liquidation preference)                                                                440,042,360
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   953,661,604
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (62,099,095 shares issued
               and outstanding)                                                                             $     6,209,910
               Paid-in capital in excess of par                                                                 869,788,780
               Undistributed investment income--net                                       $    14,405,500
               Accumulated realized capital losses on investments--net                       (11,656,479)
               Unrealized appreciation on investments--net                                     74,913,893
                                                                                          ---------------
               Total accumulated earnings--net                                                                   77,662,914
                                                                                                            ---------------
               Total--Equivalent to $15.36 net asset value per share of Common Stock
               (market price--$14.51)                                                                       $   953,661,604
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Statement of Operations

For the Year Ended October 31, 2003
Investment Income

               Interest                                                                                     $    75,754,144
               Dividends from affiliates                                                                            183,402
                                                                                                            ---------------
               Total income                                                                                      75,937,546
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     7,001,333
               Commission fees                                                                  1,133,676
               Accounting services                                                                346,804
               Transfer agent fees                                                                147,856
               Professional fees                                                                   83,496
               Custodian fees                                                                      69,144
               Directors' fees and expenses                                                        58,570
               Printing and shareholder reports                                                    55,241
               Listing fees                                                                        44,369
               Pricing fees                                                                        37,411
               Other                                                                               78,823
                                                                                          ---------------
               Total expenses before reimbursement                                              9,056,723
               Reimbursement of expenses                                                         (33,171)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 9,023,552
                                                                                                            ---------------
               Investment income--net                                                                            66,913,994
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                 14,488,371
               Change in unrealized appreciation on investments--net                                            (5,044,358)
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             9,444,013
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                           (4,678,286)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    71,679,721
                                                                                                            ===============

See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations

               Investment income--net                                                     $    66,913,994   $    66,488,601
               Realized gain on investments--net                                               14,488,371         3,197,584
               Change in unrealized appreciation/depreciation on investments--net             (5,044,358)       (5,439,669)
               Dividends and distributions to Preferred Stock shareholders                    (4,678,286)       (6,798,062)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            71,679,721        57,448,454
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

               Investment income--net                                                        (58,869,942)      (59,023,643)
               Realized gain on investments--net                                                       --         (211,286)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to Common Stock shareholders                                                  (58,869,942)      (59,234,929)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends and distributions                                                          --         2,279,768
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets applicable to Common Stock                         12,809,779           493,293
               Beginning of year                                                              940,851,825       940,358,532
                                                                                          ---------------   ---------------
               End of year*                                                               $   953,661,604   $   940,851,825
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $    14,405,500   $    11,092,600
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++     1999++++
Per Share Operating Performance

               Net asset value, beginning of year            $    15.15   $    15.18   $    14.16   $    13.64   $    16.28
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           1.08+++         1.07         1.08         1.09         1.10
               Realized and unrealized gain (loss)
               on investments--net                                  .16        (.04)         1.05          .57       (2.14)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.08)        (.11)        (.23)        (.29)        (.19)
                 Realized gain on investments--net                   --         --++           --           --         --++
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.16          .92         1.90         1.37       (1.29)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.95)        (.95)        (.88)        (.85)        (.90)
                 Realized gain on investments--net                   --         --++           --           --        (.02)
                 In excess of realized gain on
                 investment--net                                     --           --           --           --        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.95)        (.95)        (.88)        (.85)       (1.35)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    15.36   $    15.15   $    15.18   $    14.16   $    13.64
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    14.51   $    14.31   $    15.06   $    12.75   $   12.875
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                    8.19%        1.42%       25.49%        5.94%     (12.04%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 8.18%        6.52%       13.89%       11.06%      (8.42%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**              .94%         .97%         .98%         .99%         .94%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                    .95%         .97%         .98%         .99%         .94%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     6.99%        7.16%        7.34%        7.92%        7.26%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                        .49%         .73%        1.59%        2.13%        1.27%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                       6.50%        6.43%        5.75%        5.79%        5.99%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement                .64%         .66%         .66%         .65%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .65%         .66%         .66%         .65%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.78%        4.86%        4.95%        5.22%        4.95%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++     1999++++
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          1.06%        1.53%        3.30%        4.11%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of year (in thousands)                    $  953,662   $  940,852   $  940,359   $  877,390   $  844,944
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of year
               (in thousands)                                $  440,000   $  440,000   $  440,000   $  440,000   $  440,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               114.05%       97.34%       99.00%      107.11%      121.88%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,167   $    3,138   $    3,137   $    2,994   $    2,920
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      270   $      364   $      833   $    1,051   $      745
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      273   $      364   $      842   $    1,051   $      675
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      268   $      360   $      849   $    1,063   $      752
                                                             ==========   ==========   ==========   ==========   ==========
               Series D--Investment income--net              $      247   $      348   $      825   $      986   $      637
                                                             ==========   ==========   ==========   ==========   ==========
               Series E--Investment income--net              $      240   $      352   $      790   $    1,048   $      640
                                                             ==========   ==========   ==========   ==========   ==========
               Series F--Investment income--net              $      274   $      359   $      860   $    1,010   $      664
                                                             ==========   ==========   ==========   ==========   ==========
               Series G--Investment income--net              $      304   $      545   $      799   $      992   $      661
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

++Amount is less than $(.01) per share.

++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Based on average shares outstanding.

See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $52,867 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $33,171.

For the year ended October 31, 2003, the Fund reimbursed FAM $32,712 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $1,533,510,562 and $1,559,951,709, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:

                                      Realized         Unrealized
                                Gains (Losses)     Gains (Losses)

Long-term investments           $   19,579,237     $   75,505,047
Financial futures contracts       (13,994,556)                 --
Forward interest rate swaps          8,903,690          (591,154)
                                --------------     --------------
Total                           $   14,488,371     $   74,913,893
                                ==============     ==============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $75,583,323, of which $76,274,676 related to appreciated securities and $691,353 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $1,328,312,173.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows: Series A, 1.07%; Series B, .88%; Series C, .81%; Series D, ..799%; Series E, .723%; Series F, .72%; and Series G, .80%.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $441,515 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.079000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:

                                    10/31/2003         10/31/2002

Distributions paid from:
   Tax-exempt income            $   63,548,228     $   65,763,321
   Ordinary income                          --            269,670
                                --------------     --------------
Total distributions             $   63,548,228     $   66,032,991
                                ==============     ==============


As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net               $   14,295,853
Undistributed long-term capital gains--net                     --
                                                   --------------
Total undistributed earnings--net                      14,295,853
Capital loss carryforward                            (1,624,552)*
Unrealized gains--net                                64,991,613**
                                                   --------------
Total accumulated earnings--net                    $   77,662,914
                                                   ==============

*On October 31, 2003, the Fund had a net capital loss carryforward of $1,624,552, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Report of Independent Auditors


To the Shareholders and Board of Directors of MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States.


(Ernst & Young LLP)
MetroPark, New Jersey
December 18, 2003



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.




MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan (concluded)


In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,              Director     and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1992 to  Funds since 1999; Chairman (Americas
Age: 63                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and FAM
                                              (which terms as used herein include their
                                              corporate predecessors) from 1983 to 2002;
                                              President of FAM Distributors, Inc. ("FAMD")
                                              from 1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




Independent Directors*


James H. Bodurtha       Director     2002 to  Director, The China Business Group, Inc.      40 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills              Director     1994 to  Member of the Committee of Investment of      40 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since 1992
                                              and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director, Montpelier Foundation since
                                              1998 and Vice Chairman thereof since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to  John M. Olin Professor of Humanities, New     40 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.


Andre F. Perold         Director     2002 to  George Gund Professor of Finance and          40 Funds       None
P.O. Box 9095                        present  Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the
Age: 51                                       Board, UNX, Inc. since 2003; Director,
                                              Sanlam Limited and Sanlam Life since
                                              2001; Director, Genbel Securities and
                                              Gensec Bank since 1999; Director,
                                              Stockback.com from 2002 to 2002;
                                              Director, Bulldogresearch.com from
                                              2000 to 2001; Director, Sanlam
                                              Investment Management from 1999 to
                                              2001; Director, Quantec Limited from
                                              1991 to 1999.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl,        40 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and
NJ 08543-9095                                 Chairman of the Board since 2000;
Age: 61                                       Director of ECMC, Inc. since 2001.


Robert S. Salomon, Jr.  Director     1996 to  Principal of STI Management since 1994;       40 Funds       None
P.O. Box 9095                        present  Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 66


Stephen B. Swensrud     Director     1992 to  Chairman, Fernwood Advisors (investment       41 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(concluded)
                        Position(s)  Length
                        Held         Of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    1999 to
Age: 43                              present


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39


William R. Bock         Vice         1993 to  Vice President of MLIM since 1989.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 67


Brian D. Stewart        Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                        present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


* Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYI



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    83.9%
AA/Aa                                       2.0
A/A                                         4.2
BBB/Baa                                     4.3
NR (Not Rated)                              0.0++
Other*                                      5.6

*Temporary investments in short-term variable rate municipal securities.

++Amount is less than 0.1%.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.